UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
August 21, 2026
Date of Report (date of earliest event reported)
Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1762 Automation Parkway San Jose, California		95131
(Address of Principal Executive Offices)		(Zip Code)
(650) 564-7820
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02    Termination of a Material Definitive Agreement.
On September 25, 2025, Momentus Inc. (the “Company”) entered into an Equity Purchase Agreement with Yield Point NY LLC (the “Investor”), which was amended by a First Amendment to Equity Purchase Agreement, dated as of December 23, 2025 (as so amended, the “Equity Purchase Agreement”). The Equity Purchase Agreement provided the Company the right, but not the obligation, to direct the Investor to purchase up to $50,000,000 in shares of the Company’s Class A common stock from time to time, upon satisfaction of the terms and conditions set forth therein. Copies of the Equity Purchase Agreement and the First Amendment were filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 29, 2025, and as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 29, 2025, respectively, and are incorporated herein by reference.
On August 21, 2026, the Company delivered written notice to the Investor pursuant to Section 10.6 of the Equity Purchase Agreement electing to terminate the Equity Purchase Agreement. Section 10.6 permits the Company, at any time following the effectiveness of the resale registration statement contemplated by the Equity Purchase Agreement, to terminate the Equity Purchase Agreement for any reason or for no reason. The Equity Purchase Agreement terminated effective as of August 21, 2026.
The Company has not utilized the Equity Purchase Agreement. The Company terminated the Equity Purchase Agreement because it does not intend to use the facility in the future.
The Company did not incur any early termination penalties in connection with the termination of the Equity Purchase Agreement.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Lon Ensler
		Name:	Lon Ensler
Dated:	August 25, 2026	Title:	Chief Financial Officer